Exhibit 10.15

AMENDMENT TO SUBSCRIPTION AGREEMENT

This Amendment to Subscription Agreement (this “Amendment”) is entered into as of May 14, 2018 between VectoIQ Acquisition Corp., a Delaware corporation (the “Company”), and                        (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser are parties to that certain Subscription Agreement, dated as of April 19, 2018 (the “Agreement”); capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Agreement;

WHEREAS, the Company intends to amend the terms of the IPO to provide, among other things, that each Public Unit will be comprised of one share of Common Stock and one whole Warrant; and

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.                                      Amendments to Agreement. Subject to the terms and conditions hereof, the Agreement is hereby amended, and the parties hereto otherwise agree, as set forth in this Section 1.

(a)                                 Private Placement Units.  Each Private Placement Unit shall be comprised of one share of Common Stock and one whole Warrant. The total number of Private Placement Units to be purchased by the Purchaser pursuant to the Agreement, and the aggregate Purchase Price therefor, shall be increased to the number of Private Placement Units and purchase price therefor set forth on the signature page hereto.

(b)                                 Purchase of Additional Founder Shares. On the date hereof, (i) the Company shall issue to the Purchaser the additional number of Founder Shares set forth on the signature page hereto (the “Additional Founder Shares”), in consideration for the Purchaser’s payment of the aggregate purchase price therefor set forth on the signature page thereto (the “Additional Founder Shares Purchase Price”), by wire transfer of immediately available funds or other means approved by the Company, and (ii) the Company shall provide to the Purchaser evidence that Cowen Investments, LLC shall have forfeited to the Company for cancellation, for no consideration, and have no further right, title or interest in, an equal number of Founder Shares. If the IPO Closing has not occurred by June 30, 2018, then the Company will promptly redeem the Purchaser’s Additional Founder Shares issued pursuant to this Section 1(b) for a cash payment equal to the Additional Founder Shares Purchase Price. The Additional Founder Shares

shall be deemed to be “Subscribed Securities” and “Securities” for all purposes under the Agreement.

(c)                                  Potential Forfeiture. The total number of Founder Shares subject to forfeiture pursuant to Section 2(d) of the Agreement is hereby increased from          to          Founder Shares.

2.                                      General.

(a)                                 No Further Effect.  Except as expressly set forth in this Amendment, this Amendment does not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, which shall remain in full force and effect in accordance with its terms.

(b)                                 Entire Agreement.  This Amendment, together with the Agreement and any other documents, instruments and writings that are delivered pursuant hereto or referenced herein or therein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(c)                                  Counterparts.  This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(d)                                 Headings.  The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date first set forth above.

COMPANY:

VECTOIQ ACQUISITION CORP.

By:
Name:
Title:

PURCHASER:

[BLACKROCK ENTITY]

By:
Name:
Title:

	Number	Purchase Price
Additional Founder Shares	[ ]	$	[ ]
Private Placement Units	[ ]	$	[ ]

Signature Page
To

Subscription Agreement